Exhibit 99.2

TransAct Technologies Appoints Robert Campbell as Next Chief Financial Officer

Long-time Chief Financial Officer Steven DeMartino to Retire

Leadership Transition Continues to Support Focus on Recurring Revenue Growth

HAMDEN, CT – May 8, 2026 – TransAct Technologies Incorporated (Nasdaq: TACT) (“TransAct” or the “Company”), a leading provider of cloud-based software and integrated hardware solutions, today announced the appointment of Robert Campbell as Chief Financial Officer, effective upon the June 30, 2026 retirement of long-time Chief Financial Officer, Steven A. DeMartino.

Mr. DeMartino, who serves as President, Chief Financial Officer, Secretary and Treasurer of the Company, will retire following almost 30 years of service to TransAct.  Upon Mr. DeMartino’s retirement, Mr. Campbell will take over as Chief Financial Officer, Secretary and Treasurer, and John Dillon, the Company’s Chief Executive Officer, will assume the title of President of the Company. Mr. DeMartino will remain in an advisory role through the end of the year to support a seamless transition.

Additionally, TransAct announced that William J. DeFrances, the Company’s Principal Accounting Officer, will retire later this year. As part of a planned succession ahead of Mr. DeFrances’ retirement, Mr. Campbell has been named Principal Accounting Officer, effective immediately. Mr. DeFrances will continue to serve as an advisor after his retirement to help ensure a smooth transition.

Mr. Campbell has more than 25 years of financial leadership experience across publicly traded and privately held global manufacturing organizations. He has served as the Company’s Controller since June 2022, playing a key role in strengthening financial operations, enhancing reporting and internal controls, and supporting TransAct’s transition toward a recurring revenue model. Prior to joining TransAct, Mr. Campbell held senior finance leadership roles at Lydall, Inc., including Director of Global Treasury and Director of Corporate Accounting, where he was responsible for global treasury operations, SEC reporting, financial consolidations, and capital structure management. Earlier in his career, Mr. Campbell held finance and accounting leadership positions with Fischer Technology Inc., Axsys Technologies, Inc., and other organizations. Mr. Campbell began his career in public accounting and holds a B.S. in Accounting from Central Connecticut State University.

“As we continue to expand ARR and build a more predictable, higher-margin revenue stream, strong financial leadership will be critical to enable our strategy,” said John Dillon, Chief Executive Officer of TransAct Technologies. “Bob’s promotion comes at an important time, as we continue to scale our BOHA! cloud-based SaaS platform and strengthen our recurring revenue model.”

Mr. Dillon added, “Bob’s deep knowledge of our business and financial operations positions him well to support our next phase of growth and maintain a disciplined approach to stockholder value creation.”

“I am honored to step into the role of Chief Financial Officer at this pivotal time for TransAct,” said Mr. Campbell.  “We have a strong financial foundation and a compelling opportunity to continue scaling our BOHA! cloud-based SaaS platform.  I look forward to supporting TransAct’s further growth and development in both the Food Service Technology and Casino and Gaming markets.”

“It has been an honor to guide and serve TransAct during the entirety of its public company life since its IPO in 1996," said Steven DeMartino. "I want to thank TransAct’s employees, Board of Directors, and stockholders for trusting and supporting me throughout my nearly 30-year career at TransAct. I am proud of what we have accomplished to date and, as a stockholder, am supportive of the Company’s strategic direction. Long term, I believe TransAct has a large and growing opportunity in front of it.”

Mr. DeMartino continued, “Over the past 30 years, I have helped build a strong financial foundation and leave TransAct well positioned for continued success with a strong balance sheet and financial processes in place. I look forward to following TransAct’s progress in my next chapter."

Mr. Dillon stated, “On behalf of the Board and the entire TransAct team, I want to thank Steve for his leadership and lasting contributions over the past three decades.  His stewardship has been instrumental in building and sustaining a strong financial foundation and guiding TransAct through multiple phases of growth and transformation.”

About TransAct Technologies Incorporated

TransAct Technologies Incorporated is a leading provider of cloud-based software and integrated hardware solutions that redefine how organizations connect operations, technology and data to drive measurable business value.  Through its BOHA!® solutions, serving over 19,000 foodservice locations worldwide, TransAct combines purpose-built hardware with a cloud-based SaaS platform to help foodservice operators automate food safety, improve operational efficiency and maintain trusted brand relevance.   In the casino and gaming market, TransAct’s award-winning EPIC solutions enable ticket-in/ticket-out (TITO) functionality and advanced promotional capabilities that enhance player engagement and drive revenue for operators globally.  TransAct also provides a comprehensive portfolio of consumables and service solutions, allowing customers to simplify operations and partner with a single, trusted provider across their technology ecosystem.

TransAct is headquartered in Hamden, CT. For more information, please visit transact-tech.com or call (203) 859-6800.

©2026 TRANSACT Technologies Incorporated. All rights reserved. TransAct® and BOHA!® are registered trademarks of TransAct Technologies Incorporated.

Forward-Looking Statements

Certain statements in this press release include forward-looking statements within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent current views about possible future events and are often identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “plan,” predict,” “design” or “continue,” or the negative thereof, or other similar words. Forward-looking statements are subject to certain risks, uncertainties and assumptions. In the event that one or more of such risks or uncertainties materialize, or one or more underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following: the adverse effects of current economic conditions on our business, operations, financial condition, results of operations and capital resources; our ability to achieve the anticipated benefits of our acquisition of a licensed copy of the source code for the BOHA! software and risks to our reputation and business relating to the source code transition; our ability to successfully transition the BOHA! source code to our platform and systems and, until such transition is complete, our continued reliance on third parties to host and support our food service technology offerings; difficulties or delays in manufacturing or delivery of inventory or other supply chain disruptions; our dependence on a single contract manufacturer for the assembly of a large portion of our products in Asia; the imposition of additional duties, tariffs, quotas, taxes, trade barriers, capital flow restrictions and other charges on imports and exports by the United States or the governments of the countries in which we or our manufacturers and suppliers operate; the Russia/Ukraine and Middle East conflicts; inadequate manufacturing capacity or a shortfall or excess of inventory as a result of difficulty in predicting manufacturing requirements due to volatile economic conditions; price increases, decreased availability of third-party component parts or raw materials at reasonable prices, price wars or significant pricing pressures affecting the Company’s products in the United States or abroad; increased product costs or reduced customer demand for our products in the United States or abroad, including as a result of trade wars, tariffs or other trade actions; our ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; any system outages, interruptions or other disruptions to our software applications, including as a result of unexpected errors or mistakes in connection with over-the-air updates; our ability to successfully grow our business in the food service technology market; renewal rates for our subscription-based products; risks associated with the pursuit of strategic initiatives and business growth; our dependence on significant suppliers; our ability to recruit and retain quality employees; our dependence on third parties for sales outside the United States; marketplace acceptance of new products; risks associated with foreign operations; political and policy uncertainties and any adverse economic impacts resulting from such uncertainties; our ability to protect intellectual property; exchange rate fluctuations; the availability of needed financing on acceptable terms or at all; volatility of, and decreases in, trading prices of our common stock; and other risk factors identified and discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this release. We undertake no obligation to publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by applicable law.

Contact:

Ryan Gardella
ICR, Inc.
Ryan.Gardella@icrinc.com